Exhibit 10.6
Execution Version

ACCOUNT CONTROL AGREEMENT

among

VERIZON OWNER TRUST 2019-C,
as Grantor

U.S. BANK NATIONAL ASSOCIATION,
as Secured Party

and

U.S. BANK NATIONAL ASSOCIATION,
as Financial Institution

Dated as of October 8, 2019

TABLE OF CONTENTS

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TABLE OF CONTENTS
(continued)
Page

Exhibit A	Form of Notice of Sole Control	A-1

Exhibit B	Form of Termination of Securities Account Control Agreement	B-1

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ACCOUNT CONTROL AGREEMENT, dated as of October 8, 2019 (this “Agreement”), among VERIZON OWNER TRUST 2019-C, a Delaware statutory trust, as grantor (the “Grantor”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee for the benefit of the Noteholders (in this capacity, the “Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as both a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC (in these capacities, the “Financial Institution”).

BACKGROUND

The Grantor is engaging in a securitization transaction in which it will issue the Notes under the Indenture, and the Secured Party will hold funds in bank accounts for the benefit of the Noteholders.

The parties are entering into this Agreement to perfect the security interest in the bank accounts.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1   Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in Appendix A to the Transfer and Servicing Agreement, dated as of October 8, 2019, among Verizon Owner Trust 2019-C, as Issuer, Verizon ABS LLC, as depositor (the “Depositor”), and Cellco Partnership d/b/a Verizon Wireless, as servicer (in such capacity, the “Servicer”), as marketing agent and as custodian.  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.  References to the “UCC” mean the Uniform Commercial Code as in effect in the State of New York.

ARTICLE II
ESTABLISHMENT OF COLLATERAL ACCOUNTS

Section 2.1   Description of Accounts.  Pursuant to this Agreement and the Transfer and Servicing Agreement, the Servicer and the Financial Institution have established the following accounts, each in the name of “U.S. Bank National Association, as Note Paying Agent for the benefit of the Indenture Trustee, as secured party for Verizon Owner Trust 2019-C”, subject to the lien of the Indenture Trustee (each, a “Collateral Account”):

“Collection Account – U.S. Bank National Association, as Note Paying Agent for the benefit of the Indenture Trustee, as secured party for Verizon Owner Trust 2019-C” with account number 240863000.

“Reserve Account – U.S. Bank National Association, as Note Paying Agent for the benefit of the Indenture Trustee, as secured party for Verizon Owner Trust 2019-C” with account number 240863001.

“Negative Carry Account – U.S. Bank National Association, as Note Paying Agent for the benefit of the Indenture Trustee, as secured party for Verizon Owner Trust 2019-C” with account number 240863003.

“Acquisition Account – U.S. Bank National Association, as Note Paying Agent for the benefit of the Indenture Trustee, as secured party for Verizon Owner Trust 2019-C” with account number 240863002.

Section 2.2   Account Changes.  Neither the Financial Institution nor the Grantor will change the name or account number of a Collateral Account without the consent of the Secured Party.  The Financial Institution will promptly notify the Servicer of any changes to the name or account number of a Collateral Account.  This Agreement will apply to each successor account to a Collateral Account, which will also be a Collateral Account.

Section 2.3   Account Types.  The Grantor, the Financial Institution and the Secured Party hereby confirm and agree that each Collateral Account is either a “securities account” (as defined in Section 8-501 of the UCC) or a “deposit account” (as defined in Section 9-102(a)(29) of the UCC).  The Grantor, the Financial Institution and the Secured Party acknowledge and agree that each Collateral Account is intended to be a “securities account.”  Notwithstanding such intention, (x) if a Collateral Account constitutes a “deposit account” under the UCC, the provisions of this Agreement governing a “deposit account” shall apply to such Collateral Account and (y) as used herein “deposit account” shall mean a Collateral Account to the extent that it is determined to be a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC) and “securities account” shall mean a Collateral Account to the extent that it is determined to be a “securities account” (within the meaning of Section 8-501 of the UCC).

Section 2.4   Securities Accounts.  If a Collateral Account is a securities account, the Financial Institution agrees that:

(a) Financial Assets.  All property delivered to the Financial Institution pursuant to the Indenture that is granted to the Indenture Trustee shall be promptly credited to the applicable Collateral Account in accordance with the terms of the Indenture;

(b) Registration and Indorsement.  All securities or other property underlying any financial assets credited to any securities account (other than cash) shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution, and in no case will any financial asset credited to any securities account be registered in the name of the Grantor or any other person, payable to the order of the Grantor or any other person, or specially indorsed to the Grantor or any other person, except to the extent the foregoing have been specially indorsed to the Financial Institution or in blank; and

(c) Exercise of Rights.  Each Collateral Account is an account to which financial assets or other property are or may be credited, and the Financial Institution shall, subject to the terms of this Agreement, treat the Grantor as entitled to exercise the rights that comprise any financial asset or other property credited to such account.

Section 2.5   “Financial Assets” Election.  The Financial Institution hereby agrees that each item of property (whether investment property, financial asset, security, instrument, general intangible or cash) credited to a Collateral Account to the extent that it constitutes a securities account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

ARTICLE III
SECURED PARTY CONTROL

Section 3.1   Control of Collateral Accounts.

(a) Notwithstanding any other provision of this Agreement, if at any time the Financial Institution shall receive any order from the Secured Party directing transfer or redemption of any financial asset relating to a Collateral Account or any instruction originated by the Secured Party directing the disposition of funds in a Collateral Account, the Financial Institution shall comply with such entitlement order or instruction without further consent by the Grantor or any other person.  If the Grantor is otherwise entitled to issue entitlement orders or instructions and such entitlement orders or instructions conflict with any entitlement order or instruction issued by the Secured Party, the Financial Institution shall follow the entitlement orders or instructions issued by the Secured Party and shall incur no liability therewith.

(b) Until the Financial Institution receives a Notice of Sole Control pursuant to Section 6.8(a) from the Secured Party, the Financial Institution is authorized to act upon instructions, including entitlement orders, from either the Secured Party or the Grantor.  In the event that any instructions originated by the Grantor conflict with any instructions originated by the Secured Party, the Financial Institution will comply with the instructions originated by the Secured Party.  The Secured Party may exercise sole and exclusive control of the Collateral Accounts at any time by delivering to the Financial Institution a Notice of Sole Control as set forth in Section 6.8(a).

Section 3.2   Investment Instructions.  If (a) the Financial Institution has not received an order or instruction from the Secured Party directing the deposit, withdrawal, transfer or redemption of the cash or other financial assets credited to a Collateral Account (a “Secured Party Order”) for the investment of funds in the Collection Account, the Acquisition Account, the Reserve Account or the Negative Carry Account by 11:00 a.m. New York time (or another time agreed to by the Financial Institution) on the Business Day before a Payment Date or (b) the Financial Institution receives notice from the Indenture Trustee that a Default or Event of Default has occurred and is continuing, the Financial Institution will invest and reinvest funds in the Collection Account, the Acquisition Account, the Reserve Account or the Negative Carry Account, as applicable, according to the last investment instruction received, if any; provided, that, if on any Payment Date, the amount on deposit in the Acquisition Account (after giving effect to the acquisition of any Additional Receivables on such date) is greater than 25% of the aggregate Note Balance (after giving effect to any payments made on the Notes on such date), the Secured Party (upon receipt of direction from the Servicer) shall instruct the Financial Institution to invest any amounts in the Acquisition Account in excess of such amount in any Permitted Investments, other than (x) any investments set forth in clauses (b) or (c) of the definition of Permitted Investments that are held by or at the Indenture Trustee or (y) any investments set forth in clause (e) of the definition thereof.  If no prior investment instructions have been received or if the instructed investments are no longer available or permitted, the Indenture Trustee will notify the Servicer and request new investment instructions, and the funds will remain uninvested until new investment instructions are received.  For the avoidance of doubt, the Financial Institution shall have no investment discretion.

Section 3.3            Conflicting Orders or Instructions.  If the Financial Institution receives conflicting orders or instructions from the Secured Party and the Grantor or any other Person, the Financial Institution will follow the orders or instructions of the Secured Party and not the Grantor or such other Person and shall incur no liability in connection therewith.

ARTICLE IV
SUBORDINATION OF LIEN; WAIVER OF SET-OFF

Section 4.1   Subordination of Lien; Waiver of Set-Off.  In the event that the Financial Institution has or subsequently obtains by agreement, by operation of Law or otherwise a security interest in a Collateral Account or any “security entitlement” or other property credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party.  The financial assets, money and other items credited to any Collateral Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Secured Party (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Collateral Accounts and (ii) the face amount of any checks which have been credited to any such Collateral Account but are subsequently returned unpaid because of uncollected or insufficient funds).

ARTICLE V
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1   Financial Institution’s Representations and Warranties.  The Financial Institution represents and warrants to the Grantor and the Secured Party as follows:

(a) Organization.  The Financial Institution is duly organized, validly existing and qualified as a national banking association under the laws of the United States.

(b) Power and Authority.  The Financial Institution has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.  The Financial Institution has taken all action necessary to authorize the execution, delivery and performance by it of this Agreement.

(c) Enforceability.  This Agreement has been duly executed by an authorized officer of the Financial Institution and constitutes the legal, valid and binding obligation of the Financial Institution, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.

(d) No Agreements with Grantor.  There are no agreements between the Financial Institution and the Grantor or the Servicer relating to a Collateral Account other than this Agreement, the Indenture and the other Transaction Documents.

(e) No Other Agreements.  The Financial Institution has not entered into an agreement relating to a Collateral Account in which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) or “instructions” (within the meaning of Section 9-104 of the UCC) of any Person other than the Secured Party.

(f) No Limitations.  The Financial Institution has not entered into an agreement limiting or conditioning the Financial Institution’s obligation to comply with any Secured Party Order.

(g) No Liens.  Except for the claims and interest of the Secured Party and of the Grantor in the Collateral Accounts, the Financial Institution has no actual knowledge of any Lien on or claim to, or interest in, any of the Collateral Accounts or in any “financial asset” (as defined in Section 8-102(a) of the UCC) or other property credited thereto.

(h) Maintenance of Collateral Accounts.  Each Collateral Account has been established as set forth in Article II, and such Collateral Accounts will be maintained in the manner set forth herein until termination of this Agreement.

(i) Maintenance of Offices.  The Financial Institution has at the time of this Agreement one or more offices in the United States that maintains securities accounts.

Section 5.2   Financial Institution’s Covenants.

(a) Statements, Confirmations and Other Correspondence.  The Financial Institution will promptly deliver copies of statements, confirmations and correspondence about the Collateral Accounts and the cash or other financial assets credited to a Collateral Account to the Grantor and the Secured Party.

(b) Notice of Claim.  If a Person asserts a Lien against a Collateral Account (or in the cash or other financial assets credited to a Collateral Account), the Financial Institution will promptly notify the Secured Party.

(c) Negative Covenants.  Until the termination of this Agreement, the Financial Institution will not enter into (i) an agreement relating to a Collateral Account in which it agrees to comply with entitlement orders or instructions of any Person other than the Secured Party or (ii) an agreement limiting or conditioning the Financial Institution’s obligation to comply with Secured Party Orders.

Section 5.3   Hague Securities Convention.  The parties to this Agreement represent that there are no agreements (other than this Agreement, the Indenture and the Transfer and Servicing Agreement) that govern the Collateral Accounts.

ARTICLE VI
OTHER AGREEMENTS

Section 6.1   Reliance by Financial Institution.  The Financial Institution is not obligated to investigate or inquire whether the Secured Party may deliver a Secured Party Order.  The Financial Institution may rely on communications (including Secured Party Orders) believed by it in good faith to be genuine and given by the proper party.

Section 6.2   Termination.

(a) The Financial Institution may terminate its rights and obligations under this Agreement if the Secured Party resigns or is removed as Indenture Trustee under the Indenture.  The Grantor may terminate the rights and obligations of the Financial Institution if the Financial Institution ceases to be a Qualified Institution.  No termination of the rights and obligations of the Financial Institution under this Agreement will be effective until new Collateral Accounts are established with, and the cash and other financial assets credited to the Collateral Accounts are transferred to, another securities intermediary who has agreed to accept the obligations of the Financial Institution under this Agreement or a similar agreement.

(b) The Secured Party agrees to provide a Notice of Termination in substantially the form of Exhibit B hereto to the Financial Institution upon the request of the Grantor on or after the termination of the Secured Party’s security interest in the Collateral Accounts pursuant to the terms of the Indenture.  The termination of this Agreement does not terminate any Collateral Account or alter the obligations of the Financial Institution to the Grantor pursuant to any other agreement with respect to any Collateral Account.

Section 6.3   No Petition.  Each party agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was a depositor or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) the Depositor or (ii) the Grantor, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar Law.  This Section 6.3 will survive the termination of this Agreement.

Section 6.4   Limitation of Liability.

(a) Financial Institution.  The Financial Institution will not be liable under this Agreement, except for (i) its own willful misconduct, bad faith or negligence or (ii) breach of its representations, warranties or covenants in this Agreement.  The Financial Institution will not be liable for special, indirect, punitive or consequential losses or damages (including lost profit), even if the Financial Institution has been advised of the likelihood of the loss or damage and regardless of the form of action.

(b) Secured Party.  In performing its obligations under this Agreement, the Secured Party is subject to, and entitled to the benefits of, the terms of the Indenture that apply to the Indenture Trustee.

(c) Owner Trustee.  This Agreement has been signed on behalf of the Grantor by Wilmington Trust, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Grantor.  In no event will Wilmington Trust, National Association in its individual capacity or a beneficial owner of the Grantor be liable for the Grantor’s obligations under this Agreement.  For all purposes under this Agreement, the Owner Trustee is subject to, and entitled to the benefits of, the Trust Agreement.

Section 6.5  Conflict With Other Agreement.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(c) The Financial Institution hereby confirms and agrees that:

(i)               there are no agreements entered into between the Financial Institution and the Grantor with respect to the Collateral Accounts other than this Agreement, the Indenture and the Transfer and Servicing Agreement; and

(ii)              other than the Transfer and Servicing Agreement and the Indenture, it has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to any Collateral Account or any financial assets or other property credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person.

Section 6.6   [Reserved].

Section 6.7   Adverse Claims.  If the Financial Institution receives written notice that any person is asserting any lien, encumbrance or Adverse Claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Collateral Account or any financial asset or other property credited thereto, the Financial Institution will promptly notify the Secured Party and the Grantor thereof.

Section 6.8   Maintenance of Collateral Accounts.  In addition to, and not in lieu of, the obligation of the Financial Institution to honor entitlement orders and instructions as set forth in Section 3.2 hereof, the Financial Institution, the Grantor and the Secured Party agree that the Collateral Accounts shall be maintained as follows:

(a) Notice of Sole Control.  If at any time the Secured Party delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto (a “Notice of Sole Control”), the Financial Institution agrees that after receipt of such notice, it will take all instructions with respect to the Collateral Accounts solely from the Secured Party and shall not comply with instructions or entitlement orders of any other person.

(b) Voting Rights.  Until such time as the Financial Institution receives a Notice of Sole Control signed by the Secured Party pursuant to subsection (a) of this Section 6.8, the Grantor shall direct the Financial Institution with respect to the voting of any financial assets credited to any Collateral Account.

(c) Eligible Account.  Until such time as the Financial Institution receives a Notice of Sole Control signed by the Secured Party, the Grantor shall direct, to the extent permitted by the Indenture, the Financial Institution with respect to the selection of investments to be made for the credit of any Collateral Account if it is a securities account, and after the Financial Institution receives a Notice of Sole Control signed by the Secured Party, the Secured Party shall direct, to the extent permitted by the Indenture, the Financial Institution with respect to the selection of investments to be made for the credit of any Collateral Account if it is a securities account; provided, however, that the Financial Institution shall not honor any instruction from such Person to purchase any investments other than Permitted Investments.

(d) Statements and Confirmations.  The Financial Institution shall promptly send copies of all statements, confirmations and other correspondence concerning any Collateral Account or any financial assets or other property credited thereto simultaneously to each of the Grantor and the Secured Party at the address for each set forth in Section 7.3 of this Agreement.

ARTICLE VII
MISCELLANEOUS

Section 7.1   Amendment.

(a) Amendments to Clarify and Correct Errors and Defects.  The parties may amend this Agreement to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be inconsistent with the other terms of this Agreement, in each case, without the consent of the Noteholders, the Certificateholders or any other Person.  The parties may amend any term or provision of this Agreement from time to time for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus, without the consent of Noteholders, the Certificateholders or any other Person.

(b) Other Amendments.  The parties may amend this Agreement to add, change or eliminate terms for this Agreement if either (x) the Grantor or the Administrator delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Noteholders or (y) the Rating Agency Condition is satisfied with respect to such amendment.

(c) Amendments Requiring Consent of Noteholders and Certificateholders.

(i) This Agreement may also be amended from time to time by the parties hereto, with prior written notice to the Rating Agencies and the Indenture Trustee and, (x)

if the interests of the Noteholders are materially and adversely affected, with the consent of the Noteholders of the Notes evidencing at least a majority of the outstanding principal amount of the Controlling Class of Notes and (y) if the interests of the Certificateholders are materially and adversely affected, with the consent of the Certificateholders evidencing a majority of the Percentage Interest, to add any provisions to, or change in any manner or eliminate any provisions of, this Agreement or for the purpose of modifying in any manner the rights of the Noteholders or Certificateholders under this Agreement.

(ii) No amendment to this Agreement may, without the consent of all adversely affected Noteholders or Certificateholders, as applicable, (x) change the applicable Final Maturity Date on a Note or change the principal amount of or interest rate or Make-Whole Payment on a Note or (y) modify the percentage of the Note Balance of the Notes or the Controlling Class or the Percentage Interest of Certificates required to consent to any action.

It shall not be necessary for the consent of the Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 7.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  For the avoidance of doubt, any Noteholder consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Noteholder.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(d) Indenture Trustee Consent.  The consent of the Indenture Trustee will be required for any Amendment to this Agreement pursuant to Sections 7.1(b) or (c) that has a material adverse effect on the rights, obligations, immunities or indemnities of the Indenture Trustee.

(e) Notice of Amendments.  Promptly after the execution of an amendment, the Grantor or the Administrator, on behalf of the Grantor, will deliver a copy of the amendment to the Rating Agencies.

Section 7.2   Benefit of Agreement.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  No other Person will have any right or obligation under this Agreement.

Section 7.3   Notices.

(a) Notices to Parties.  Notices, requests, directions, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:

(i)                for personally delivered, express or certified mail or courier, when received;

(ii)              for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)             for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)             for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.

(b) Notice Addresses.  A notice, request, direction, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule B to the Transfer and Servicing Agreement, which address the party may change by notifying the other parties.

Section 7.4   GOVERNING LAW.  BOTH THIS AGREEMENT AND THE COLLATERAL ACCOUNTS (AS WELL AS THE “SECURITIES ENTITLEMENTS” RELATING THERETO), INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).  REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE “BANK’S JURISDICTION” (WITHIN THE MEANING OF SECTION 9-304 OF THE UCC) AND THE “SECURITIES INTERMEDIARY’S JURISDICTION” (WITHIN THE MEANING OF SECTION 8-110 OF THE UCC).  THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES SPECIFIED IN ARTICLE 2(1) OF THE HAGUE SECURITIES CONVENTION.  NOTWITHSTANDING SECTION 7.1 OF THIS AGREEMENT, THE PARTIES WILL NOT AGREE TO ANY AMENDMENT TO THIS AGREEMENT TO CHANGE THE GOVERNING LAW TO ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

Section 7.5   Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

Section 7.6   WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 7.7   No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under Law.

Section 7.8   Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.9   Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.10  Counterparts.  This Agreement may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

VERIZON OWNER TRUST 2019-C,
as Grantor

By:    Wilmington Trust, National Association,
not in its individual capacity but solely as Owner  Trustee of Verizon Owner Trust 2019-C

By:  /s/ Clarice Wright
Name:  Clarice Wright
Title:    Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Secured  Party

By:  /s/ Matthew M. Smith
Name:  Matthew M. Smith
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Financial Institution

By:  /s/ Matthew M. Smith
Name:  Matthew M. Smith
Title:    Vice President

Exhibit A

[Letterhead of U.S. Bank National Association]

[Date]

U.S. Bank National Association, as Financial Institution
190 South LaSalle Street
Chicago, Illinois 60603
Attention: Global Structured Finance/VZOT 2019-C

Re:	Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Account Control Agreement dated October 8, 2019 (the “Agreement”), among Verizon Owner Trust 2019-C, a Delaware statutory trust, as grantor, U.S. Bank National Association, a national banking association, as Indenture Trustee for the benefit of the Noteholders (in this capacity, the “Secured Party”), and U.S. Bank National Association, a national banking association, in its capacity as both a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC (a copy of which is attached), we hereby give you notice of our sole control over the Collateral Accounts (as defined in the Agreement) and all financial assets or other property credited thereto.  You are hereby instructed not to accept any direction, instruction or entitlement order with respect to any Collateral Account or the financial assets or other property credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [_____] at [[               ]].

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Secured Party

By:
Name:
Title:

A-1

Exhibit B

[Letterhead of U.S. Bank National Association]

[Date]

U.S. Bank National Association, as Financial Institution
190 South LaSalle Street
Chicago, Illinois 60603
Attention: Global Structured Finance/VZOT 2019-C

Re:	Termination of Securities Account Control Agreement

You are hereby notified that the Account Control Agreement dated October 8, 2019 (the “Agreement”), among Verizon Owner Trust 2019-C, a Delaware statutory trust, as grantor, U.S. Bank National Association, a national banking association, as Indenture Trustee for the benefit of the Noteholders (in this capacity, the “Secured Party”), and U.S. Bank National Association, a national banking association, in its capacity as both a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC (a copy of which is attached), is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collateral Accounts from [SPECIFY].  This notice terminates any obligations you may have to the undersigned with respect to such Agreement; however, nothing contained in this notice shall alter any obligations which you may otherwise owe to U.S. Bank National Association pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [_____] at [[               ]].

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Secured Party

By:
Name:
Title:

B-1